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                                                                   Exhibit 10.29



                 AMENDMENT #1 TO RECEIVABLES PURCHASE AGREEMENT

          This amendment #1 (this "Amendment"), dated as of November 30, 2001 is ntered into by and among:

          (a) Actuant Receivables Corporation, a Nevada corporation ("Seller"),

          (b) Actuant Corporation, a Wisconsin corporation ("Parent"), as initial Servicer,

          (c) Blue Ridge Asset Funding Corporation, a Delaware corporation ("Blue Ridge"), and

          (d) Wachovia Bank, N.A., as agent for Blue Ridge and its assigns under the Transaction Documents and under the Liquidity Agreement (together with its successors and assigns in such capacity, the "Agent"), with respect to the Receivables Purchase Agreement dated as of May 30, 2001 by and among the parties (the "Existing Agreement"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

                              PRELIMINARY STATEMENT

          Each of the parties wishes to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Amendments.
                      ----------

          1.1. The definition of "Originator" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

          "Originator" means each of Parent, Del City Wire Co., Inc., an Oklahoma corporation, GB Tools and Supplies, Inc., a Wisconsin corporation, Versa Technologies, Inc., a Delaware corporation, Engineered Solutions, L.P., an Indiana limited partnership, VT Holdings, Inc., a Nevada corporation, and Nielsen Hardware Corp., a Connecticut corporation, in its capacity as a seller under the Receivables Sale Agreement, and any other Subsidiary of Parent which is hereafter added as a seller under the Receivables Sale Agreement with the Agent's consent.





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          1.2. Exhibit IV to the Existing Agreement is hereby amended and restated in its entirety to state: "See Exhibit III to Receivables Sale Agreement."

          Section 2.  Representations.  In order to induce the other parties
                      ---------------
hereto to consent to this Amendment, Seller hereby confirms that, as of the date of this Amendment:

          (a) the representations and warranties set forth in Section 5.1 of the Existing Agreement are true and correct on and as of the date of this Amendment as though made on the date hereof;

          (b) no event has occurred and is continuing that will constitute an Amortization Event or an Unmatured Amortization Event; and

          (c) the Aggregate Invested Amount does not exceed the Purchase Limit and the aggregate Receivable Interests do not exceed 100%.

          Section 3. Conditions Precedent. This Amendment shall become effective
                     --------------------
as of the date first above written upon the later to occur of (i) receipt by the Agent of (a) counterparts hereof, duly executed by each of the parties hereto, and (b) amendments (in form suitable for filing) to the financing statements filed against Seller in connection with the Existing Agreement to reflect the change in definition of "Originators" and any resulting change in the definition of "Receivables" as set forth therein, and (ii) effectiveness of Amendment #1 to the Receivables Sale Agreement of even date herewith.

          Section 4.  Miscellaneous.
                      -------------

          4.1. CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN
               -------------
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

          4.2. CONSENT TO JURISDICTION.  EACH PARTY TO THIS AMENDMENT HEREBY
               -----------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, AND EACH SUCH PARTY
 HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER

                                       2


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OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR
INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         4.3.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY
               --------------------
JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         4.4.  Counterparts. This Amendment may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

                            [signature pages follow]

                                       3

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

ACTUANT RECEIVABLES CORPORATION


By: /s/
   --------------------------------------
Name:
Title:

             Address:    3993 Howard Hughes Pkwy.
                         Suite 100
                         Las Vegas, Nevada 89109

                         Attn:  Pat Dorn

                         Phone: (702) 735-1811
                         Fax:   (702) 735-1785




ACTUANT CORPORATION


By: /s/
    --------------------------------------
Name:
Title:

             Address:    6100 North Baker Road
                         Glendale, WI 53209

                         Attn:  Terry M. Braatz

                         Phone: (414) 247-5446
                         Fax:   (414) 228-6112

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BLUE RIDGE ASSET FUNDING CORPORATION

BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT

By:  /s/
    ----------------------------------
         Name:
         Title:

         Address:

                  Blue Ridge Asset Funding Corporation
                  c/o Wachovia Bank, N.A.
                  100 North Main Street
                  Winston-Salem, NC 27150

                  Attention:  John Dillon

                  Telephone:  (336) 735-6097
                  Facsimile:  (336) 735-6099

         With a copy to:

                  Blue Ridge Asset Funding Corporation
                  c/o AMACAR Group, L.L.C.
                  6525 Morrison Blvd., Suite 318
                  Charlotte, North Carolina 28211

                  Attention:  Douglas K. Johnson

                  Telephone:  (704) 365-0569
                  Facsimile:  (704) 365-1362

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WACHOVIA BANK, N.A., as a Liquidity Bank and as Agent


By:/s/
   --------------------------------------------
Name:
Title:

Address:

         Wachovia Bank, N.A.
         191 Peachtree Street, Mail Stop GA-31261
         Atlanta, Georgia 30303

         Attention:  Elizabeth R. Wagner
         Telephone:  (404) 332-1398
         Facsimile:  (404) 332-5152

with a copy to:

         Wachovia Bank, N.A.
         100 North Main Street, NC37031
         Winston-Salem, NC 27150-3099

         Attention:  John Dillon
         Telephone:  (336) 732-2690
         Facsimile:  (336) 732-5021

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